AMENDMENT TO SUBSCRIPTION AGREEMENT

      THIS AMENDMENT TO SUBSCRIPTION AGREEMENT ("Amendment"), dated as of ________ __, 2005, is an amendment to the August 15, 2005 Subscription Agreement, by and among Canwest Petroleum Corporation, a Colorado corporation (the "Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers"). Unless otherwise defined herein, all terms shall have the same meaning as set forth in the Subscription Agreement.

      WHEREAS, the Company used all Purchase Funds raised in the Offering for bidding on the Posted Lands, as described in Exhibit E to the Subscription Agreement;

      WHEREAS, the Company was successful in acquiring one parcel of oil sands rights, however, it only utilized $727,187 of the Purchase Funds to pay the amount set forth in the successful bids, plus other associated costs and rent on the Acquired Lands for the first year;

      WHEREAS, pursuant to the Subscription Agreement, the Refund Amount of $4,472,813 will be returned to the Escrow Agent to be distributed to the Subscribers of the Offering Notes. The Offering Notes will automatically be reduced by the pro rata portion of the Refund Amount allocable to each such Offering Note. Given the size of the Refund Amount, the reduction of the Offering Notes will be significant; and

      WHEREAS, the Company desires to amend the initial Offering ("Amended Offering") and allow Subscribers to elect to retain their full initial investment in the Company. No partial elections will be accepted.

      NOW, THEREFORE, in consideration of the mutual covenants and other agreements contain in this Amendment, the Company and the Subscribers hereby agree as follows:

      1. Closing. All Subscribers who desire to participate in this Amended Offering must sign and return a copy of this Amendment on or before August 31, 2005. The Company will deem this offer rejected if a Subscriber does not return a copy of this Agreement by that date. Acceptance of the offer will be subject to the Company's Board of Directors who may at their sole discretion withdraw or reject the offer, in which case Refund Amount will be refunded.

      2. Use of Proceeds. The proceeds of this Amended Offering will be used by the Company for general working capital.

      3. Description of Amended Offering.

            (a) Convertible Note. The Company shall issue to Subscribers a convertible promissory note in the amount of their principal investment (the "New Note"), in the form attached hereto as Exhibit 1. The New Notes are convertible into shares of the Company's Common Stock at a per share conversion price of $0.90 per share.

      (b) Warrants. Subscribers who elect to participate in this Amended Offering will also receive one Warrant for each $0.90 of Subscriber's principal invested in this Amended Offering. Each Warrant shall be exercisable to purchase one share of Common Stock at an exercise price of $1.30 until one year after the issue date.

      (c) Bonus shares. By agreeing to the terms of this Amended Offering, Subscribers will not, however, be entitled to receive Bonus Shares.

      (d) Escrow instructions. The Escrow Agent is instructed to retain Subscriber's pro rata portion of the Refund Amount and distribute it the Company.

      4. Terms and Conditions. Except as herein amended, Subscribers and the Company shall continue to be bound by all other terms and conditions of the Subscription Agreement.

      Please acknowledge your acceptance of the foregoing Amendment by signing and returning a copy to the undersigned no later than August 31, 2005 whereupon acceptance by the Company's Board of Directors it shall become a binding agreement between us. The Company will assume that you do not desire to participate in this Amended Offering if we do not receive a signed copy of this Amendment prior to August 31, 2005.

                                      CANWEST PETROLEUM CORPORATION
                                      a Colorado corporation

                                      By:
                                         --------------------------------------
                                         Name: Thornton J. Donaldson
                                         Title: CEO

                                      Dated: __________, 2005

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SUBSCRIBER
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(Signature)
By:
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                             [Attachments Excluded]